SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  May 1, 2007


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










VSE CORPORATION

Item 8.01  Other Events

Attached hereto as Exhibit 99.1 is a copy of the Registrant's news release dated May 1, 2007 announcing that its Board of Directors has approved a two-for-one stock split payable to stockholders of record as of June 11, 2007.

The stock split is payable in the form of one share of Common Stock (par value $.05 per share) for every one share of Common Stock held of record as of the close of business on June 11, 2007. The stock dividend will be distributed on June 28, 2007.


Item 9.01  Financial Statements and Exhibits

         (C)  Exhibits

              Exhibit
              Number
              -------
               99.1 News Release, May 1, 2007 entitled "VSE ANNOUNCES TWO-FOR-ONE STOCK SPLIT"



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                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VSE CORPORATION
                                                  (Registrant)



Date:  May 2, 2007                                /s/ C. S. Weber
                                                  -----------------------------
                                                  C. S. Weber
                                                  Executive Vice President,
                                                  Chief Administrative Officer,
                                                  Secretary









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